SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) APRIL 22, 2004
                                                         ----------------



                             THOMAS INDUSTRIES INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                  1-5426                                   61-0505332
----------------------------------------       ---------------------------------
        (Commission File Number)               (IRS Employer Identification No.)

     4360 BROWNSBORO ROAD, SUITE 300
           LOUISVILLE, KENTUCKY                              40207
----------------------------------------       ---------------------------------
(Address of principal executive offices)                  (Zip Code)

         Registrant's telephone number, including area code 502/893-4600
                                                           --------------



                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On April 22, 2004, Thomas Industries issued a press release declaring a quarterly cash dividend and reporting on the results of the Annual Meeting of Shareholders. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference.

         The information in this Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference in any other filing under the Securities Exchange Act or Securities Act of 1933 except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Exhibit Number    Description
                  --------------    -----------

                  99.1 Press Release dated April 22, 2004 declaring a quarterly cash dividend and reporting on the results of the Annual Meeting of Shareholders.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THOMAS INDUSTRIES INC.
                                       (Registrant)

                                       By:  /s/ Phillip J. Stuecker
                                       -----------------------------------------
                                       Phillip J. Stuecker, Vice Presidentof
                                       Finance, Chief Financial Officer, and
                                       Secretary


Dated:  April 23, 2004